SUMMARY PROSPECTUS

Royce Opportunity Fund

MAY 1, 2010 Investment Class Symbol: RYPNX | Service Class Symbol: RYOFX | Institutional Class Symbol: ROFIX

Before you invest, please review the Fund’s Statutory Prospectus, dated May 1, 2010, and Statement of Additional Information, dated September 1, 2010. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Opportunity Fund

MAY 1, 2010 Investment Class Symbol: RYPNX | Service Class Symbol: RYOFX | Institutional Class Symbol: ROFIX

Investment Goal
Royce Opportunity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)	1.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.22%	0.22%	0.04%

Total annual Fund operating expenses	1.22%	1.47%	1.04%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain	the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Class	1 Year	3 Years	5 Years	10 Years

	Investment	$124	$387	$670	$1,477

	Service	$150	$465	$803	$1,757

	Institutional	$106	$331	$574	$1,271

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Royce Opportunity Fund

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion, in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities.
        Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values or undervalued growth companies. Although the Fund normally focuses on the securities of companies with market capitalizations up to $2.5 billion, it may, in certain market environments, invest an equal or greater percentage of its assets in securities of larger-cap companies and may invest up to 10% of its assets in foreign securities.
        Normally, the Fund invests at least 65% of its net assets in equity securities.

Primary Risk to Investors
As with any mutual fund that invests in common stocks, Royce Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
       The Fund’s opportunistic value approach may not be successful and could result in portfolio losses.
       The prices of small-cap and micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
       Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000, the Fund’s benchmark index. The Service Class commenced operations on May 22, 2000, and the Institutional Class commenced operations on December 12, 2001. Performance information prior to these dates is for the Investment Class, which has substantially similar returns because all Classes invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses (the Service Class has higher expenses than the Investment Class). If Service Class’s expenses had been reflected, returns prior to May 22, 2000 for that Class would have been lower.

CALENDAR YEAR TOTAL RETURNS in Percentages (%) Investment Class

During the period shown in the bar chart, the highest return for a calendar quarter was 36.91% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -36.30% (quarter ended 12/31/08).

ANNUALIZED TOTAL RETURNS (12/31/09)

	1 Year	5 Year	10 Year

Investment Class
Return Before Taxes	62.14%	1.42%	9.78%

Return After Taxes on Distributions	62.13	0.01	8.39

Return After Taxes on Distributions and Sale of Fund Shares	40.39	1.15	8.34

Service Class Return Before Taxes	61.72	1.25	9.58

Institutional Class Return Before Taxes	62.23	1.52	9.86

Russell 2000 Index (Reflects no deductions for fees, expenses or taxes)	27.17	0.51	3.51

      The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan or is otherwise tax

2 | The Royce Fund Summary Prospectus 2010

Royce Opportunity Fund (continued)

deferred, because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Boniface A. Zaino, Managing Director and Portfolio Manager of Royce, manages the Fund, assisted by William A. Hench. Mr. Zaino has managed the Fund since 1998. Mr. Hench has served as the Fund’s assistant portfolio manager since 2004.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

        You may sell shares in your account at any time and make requests online, by telephone and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type. The minimum initial investment for Institutional Class shares is $1,000,000, regardless of account type.

The Royce Fund Summary Prospectus 2010 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail The Royce Funds, 745 Fifth Avenue, New York, NY 10151
By telephone (800) 221-4268
Through the Internet Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature. Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.